U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2017

GOLDEN GLOBAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54528	47-1460693
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

21573 San Germain Dr., Boca Raton, FL	33433
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 430-5935

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “the Company,” “we,” “us” and “our” refer to Golden Global Corp.

Item 4.01. Changes in Registrant's Certifying Accountant

(a)	Resignation of Independent Registered Public Accounting Firm

Effective November 29, 2017, Golden Global Corp. (the “Company”) terminated MNP LLC as its independent registered public accounting firm.

The audit report of MNP LLC on the consolidated financial statements of the Company as of and for the period from inception through May 31, 2015, the date of the last audit performed by MNP LLC of the Company’s financial statements, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's consolidated financial statements for the period ended May 31, 2015 and through the date of this Current Report, there were: (i) no disagreements between the Company and MNP LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MNP LLC, would have caused MNP LLC to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such period, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided MNP LLC with a copy of this Current Report and requested that MNP LLC furnish us with a letter addressed to the Securities and Exchange Commission stating whether such firm agrees with the statements made by the Company in this Report, and, if not, stating the respects in which it does not agree. Upon receipt of the letter from MNP LLC, we will amend this report to file a copy thereof as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

On November 30, 2017, the Company appointed Fruci & Associates as its new independent registered public accounting firm. The decision to engage Fruci & Associates was approved by the board of directors. During the Company’s most recent fiscal year ended June 31, 2016 and through November 29, 2017, the Company did not consult with Fruci & Associates on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that may be rendered on the Company’s financial statements, and Fruci & Associates did not provide either a written report or oral advice to the Company that Fruci & Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (iii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GLOBAL CORP.

Dated: February 20, 2018	By:	/s/ Erik Blum
Erik Blum, Chief Executive Officer